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                                                                  EXHIBIT 10.10


                   ASSUMPTION AND ACKNOWLEDGEMENT AGREEMENT


     THIS ASSUMPTION AND ACKNOWLEDGEMENT AGREEMENT, dated this 27th day of June, 1996, by and between The Dun & Bradstreet Corporation, a Delaware corporation (the "Transferor") and ACNielsen Corporation, a Delaware corporation (the "Transferee") to and for the benefit of Manugistics Group, Inc., a Delaware corporation (the "Company").

                                  BACKGROUND


     Pursuant to an agreement dated as of July 26, 1994 (the "Stock Purchase Agreement") between the Transferor and the Company, the Transferor acquired 490,000 shares of Common Stock of the Company (the "Investor Shares");

     The Transferor desires to transfer all of the Investor Shares to the Transferee prior to October 1, 1996 (the "Transfer");

     The Transferee is an Affiliate of the Transferor, as that term is defined in the Stock Purchase Agreement; and

     Pursuant to Section 8(e) of the Stock Purchase Agreement, the Transferee must agree to be bound by Section 8 of the Stock Purchase Agreement as a condition to the passage of voting rights in respect of the Investor Shares to the Transferee.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby acknowledge, covenant and agree as follows:

     1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock Purchase Agreement.

     2. Immediately upon the consummation of the Transfer, Transferee shall assume and shall be bound by and perform all provisions of Section 8 of the Stock Purchase Agreement as if a signatory thereto.

     3. (a) The "3.5% Condition" is triggered by the Transfer; (b) Investor Director, Robert J Lievense, shall immediately resign in anticipation of the Transfer in accordance with Section 6 of the Stock Purchase Agreement; and (c) all rights of the Transferor under Section 6 of the Stock Purchase Agreement have terminated. Attached hereto as Schedule "A" is the proposed form of resignation of Mr. Lievense.

     4. The Company has not consented, and the Company's consent to this Agreement shall not be construed as consent, to the assignment to Transferee of any or all of Transferor's rights, if
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any, under the Stock Purchase Agreement.

     5. Transferor reserves its rights, if any, to transfer any and all rights under the Stock Purchase Agreement (other than Section 6 thereof which has terminated as indicated above) to Transferee, including but not limited to
Section 9 thereof, and nothing herein shall be construed as a waiver of such rights; provided however, that such rights are subject to all rights and remedies of the Company to object or oppose any such attempted transfer, and nothing herein shall be construed as a waiver of such rights and remedies of the Company.

     6. By consenting to this Acknowledgement Agreement by its execution as below indicated, the Company shall agree that (i) upon receipt of the stock certificates representing the Investor Shares and executed stock powers, it will issue stock certificates representing such shares in the name of the Transferee and (ii) all notices under the Stock Purchase Agreement will also be delivered to the Transferee (the address for delivery to be provided to the Company in writing).

     7. The Company is a direct, intended third-party beneficiary of this Acknowledgement Agreement and, as such, shall have standing to enforce its rights hereunder.




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     IN WITNESS WHEREOF, the parties hereto have caused this Assumption and
Acknowledgement Agreement to be duly executed by their respective authorized officers as of the day and year first above written.




                                      THE DUN & BRADSTREET CORPORATION,
                                      Transferor


                                      By:    /s/ EARL H. DOPPELT
                                         -----------------------------------

                                      Name:  Earl H. Doppelt

                                      Title:  Senior Vice President and
                                      General Counsel

                                      Date:  June 20, 1996
                                           ---------------------------------


                                      ACNIELSEN CORPORATION, Transferee

                                      By:  /s/ ELLENORE O'HANRAHAN
                                         -----------------------------------

                                      Name:  Ellenore O'Hanrahan
                                           ---------------------------------

                                      Title:  Vice President and Secretary
                                            --------------------------------

                                      Date:   June 20, 1996
                                           ---------------------------------


Consented to:

MANUGISTICS GROUP, INC.

By:   /s/ WILLIAM M. GIBSON
   ----------------------------

Name:  William M. Gibson

Title:  President & CEO



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